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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Printware, Inc. on Form S-8 of our report dated February 2, 1996 (April 25, 1996 as to the first paragraph of Note 3), appearing in Amendment No. 2 on Form S-1 (Commission File No. 333-03629).




Minneapolis, Minnesota                                 Deloitte & Touche LLP
July 19, 1996